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                                                                   EXHIBIT 10.13

                                CREDIT AGREEMENT


        This Credit Agreement ("Agreement") is made and entered into on July 6, 1999, by and between PDF Solutions, Inc., a California corporation, ("Borrower") and Imperial Bank, a California banking corporation, ("Bank").

        Subject to the terms and conditions of this Agreement, any security agreement(s) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank shall make the loans and or advances (individually a "Loan" and collectively "Loans") referred to below to Borrower.

In consideration of the mutual covenants and conditions hereof, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.01 TERM LOAN COMMITMENT.

        (a) COMMITMENT. Subject to all the terms and conditions of this Agreement, Bank hereby agrees to make loans (each a "Term Loan") to Borrower in such amounts as Borrower shall request provided that no Event of Default (as hereafter defined) then has occurred and is continuing at any time from the date hereof through June 30, 2000 (the "Term Availability End Date"), in an aggregate principal amount not to exceed $500,000 (the "Term Commitment"). Any commitment of Bank, pursuant to the terms of this Agreement, to make Term Loans shall expire on the Term Availability End Date. Term Loans which are repaid by Borrower may not be reborrowed. Borrower promises to pay to Bank the outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Term Loans in accordance with Section 1.01 (d) hereof.

        (b) TERM LOANS. The Term Loans made by Bank to Borrower hereunder shall be evidenced by a single promissory note ( a "Term Note"). When Borrower desires to obtain a Term Loan, Borrower shall notify Bank (which notice shall be signed by an officer of Borrower and shall be irrevocable) to be received no later than 3:00 p.m. Pacific time one (1) Banking Day before the day on which the Term Loan is to be made. The notice shall be signed by an officer of Borrower and include a copy of the invoice for the item to be financed. Term Loans may only be used to purchase equipment, furniture and software (EFS Purchases"). Term Loans made through December 31, 1999, shall be for EFS Purchases made from November 1, 1998, through May 31, 1999, and will be limited to eighty percent (80%) of the invoice amount for such purchases approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs. Term Loans made through December 31, 1999, which shall also be for EFS Purchases made after May 31, 1999, will be limited to one hundred percent (100%) of the invoice amount for such EFS Purchases approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs. Term Loans made after December 31, 1999, and through June 30, 2000, which shall only be for EFS Purchases made after May 31, 1999, will be limited to one hundred percent (100%) of the invoice amount for such EFS Purchases approved from time to time by Bank, less any taxes, shipping and freight charges or discounts, warranty charges, installation expenses and other soft costs.


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        (c) INTEREST PAYMENTS AND RATE. Borrower further promises to pay to Bank from the date of the advance of the initial Term Loan through the Term Loan Maturity Date, on or before the last day of each month, interest on the average daily unpaid balance of each Term Loan during the immediately preceding month at a rate of interest equal to one percent (1.00%) per annum in excess of the Prime Rate as specified below.

        (d) PRINCIPAL REPAYMENT. For Term Loans made through December 31, 1999, Borrower further promises to pay to Bank, on or before the last day of each month commencing January 1, 2000, and continuing through December 31, 2002, the outstanding principal balance of each such Term Loan on December 31, 1999, in thirty six (36) equal monthly installments of principal plus interest on the average daily unpaid balance of each Term at the rate of interest and computed in accordance with the immediate preceding Section of this Agreement. For Term Loans made through from January 1, 2000, through June 30, 2000, Borrower further promises to pay to Bank, on or before the last day of each month commencing July 1, 2000, and continuing through December 31, 2002, the outstanding principal balance of each such Term Loan on June 30, 2000, in thirty (30) equal monthly installments of principal plus interest on the average daily unpaid balance of each Term Note at the rate of interest and computed in accordance with the immediate preceding Section of this Agreement.

1.02 REVOLVING CREDIT COMMITMENT.

        (a) REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that no Event of Default then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for general corporate purposes, in an amount not to exceed $500,000 (the "Revolving Line of Credit") until June 30, 2000 (the "Revolving Line of Credit Maturity Date"). Revolving Loans may be repaid and reborrowed, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Line of Credit Maturity Date.

        (b) REVOLVING NOTE. The interest rate, principal and interest payments, maturity date and certain other terms of the Revolving Loan will be contained in a promissory note dated the date of this agreement, as such may be amended or replaced from time to time.

1.03 DOMESTIC ASSET BASED LINE OF CREDIT COMMITMENT (ABL LINE OF CREDIT)

        (a) LINE OF CREDIT - ACCOUNTS RECEIVABLE BORROWING BASE CONSTRAINED. Subject to all the terms and conditions of this Agreement, provided that no Event of Default then has occurred and is continuing, Bank shall upon Borrower's request, make advances ("ABL Loans") to Borrower, from time to time and in such amounts as Borrower shall request up to an aggregate principal amount outstanding not to exceed:

                (1) Seventy Five percent (75%) of Eligible Accounts, not to exceed $500,000 as such Eligible Accounts may be adjusted from time to time as provided for under 4.15 hereof (the "Borrowing Base") and in no event more than $500,000 (the "ABL Line of Credit").


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        If at any time or for any reason, the outstanding principal amount of the ABL Loan Account (as defined below) is greater than the lessor of: (x) the Borrowing Base or (y) the ABL Line of Credit, Borrower shall, upon Bank's request, immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Agreement, to make ABL Loans shall expire on the ABL Maturity Date (as hereinafter defined), subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Provided that no Event of Default (as hereinafter defined) has occurred and is continuing, all or any portion of the ABL Loans advanced by Bank which are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof. Borrower promises to pay to Bank the entire outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the ABL Loan Account on the earlier of demand by Bank or June 30, 2000 ("ABL Maturity Date").

        (b) LIMITATION ON ADVANCE OF ANY ABL LOANS. Notwithstanding any of the provisions contained in Section 1.03 (a) hereof, prior to inital ABL Loan, a representative of Bank shall have conducted an audit of Borrower's books and records relating to the Accounts and any other Collateral for the ABL Loans and made extracts therefrom, and arranged for verification of the Accounts, directly with the account debtors or otherwise, all with results satisfactory to Bank, the reasonable cost of such audit of which shall be at Borrower's sole expense. Based on Bank's review of such audit, and prior to the advance of an ABL Loan in accordance with the terms of this Agreement hereof, Bank may adjust the Borrowing Base percentage, in its sole and reasonable discretion, as provided for under Section 4.15 hereof.

        (c) LOAN LEDGER ACCOUNT. The amount of each ABL Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the ABL Line of Credit (herein called the "ABL Loan Account") and Bank shall credit the ABL Loan Account with all loan repayments in respect thereof made by Borrower. ABL Loans may only be used for general corporate purposes.

        (d) ABL LOANS INTEREST. Borrower further promises to pay to Bank from the date of the advance of the initial ABL Loan through the ABL Maturity Date, on or before the thirtieth (30) day of each month, interest on the unpaid balance of the ABL Loan Account at a rate of interest equal to three quarters of one percent (3/4%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in the Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the ABL Loans are outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

        (e) CERTAIN DEFINITIONS. As used herein the following terms shall have the following meanings:

        "Accounts" means any right to payment for goods sold or leased, or rented, or to be sold or to be leased, or to be rented, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.


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        "Collateral" means any and all property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

        "Eligible Accounts" Eligible Accounts shall only include such Accounts as Bank in its sole discretion shall determine are eligible from time to time. "Eligible Accounts" shall also NOT include any of the following:

        (1) All Accounts under which payment is not received within 90 days from any invoice date or 60 days from any due date;

        (2) All Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account;

        (3) Any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower.

        (4) Account balances over 90 days from invoice date or 60 days past the due date, no more than 90 days from invoice date. Foreign accounts covered by foreign credit insurance or Commercial Letters of Credit that allow more extended terms may be considered on a case by case basis.

        (5) Credit balances greater than 90 days from invoice date or 60 days past the due date.

        (6) Accounts due from a debtor if 25% or more of the aggregate amount of accounts of such debtor have at that time remained unpaid for more then 90 days from invoice date or 60 days past the due date.

        (7) For accounts representing more than 25% of Borrower's total accounts receivable, the balance in excess of the 25% is not eligible. However, Bank may deem, in its sole discretion, the entire amount, or any portion thereof, eligible.

        (8) Accounts with respect to international transactions unless insured by an insurance company acceptable to the Bank or covered by letters of credit issued or confirmed by a bank acceptable to the Bank. Bank, in its sole discretion, may deem as eligible amounts due from major, publicly owned foreign companies.

        (9) Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

        (10) Accounts where the account debtor is a seller to Borrower, whereby a potential offset (contra) exists.

        (11) Consignment or guaranteed sales.

        (12) Bill and hold accounts.


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        (13) Collection accounts.

        (14) C.O.D. accounts.

        (15) Salesmen's accounts for promotional purposes.

        (16) All United States Government receivables, unless formally assigned to the Bank.

        (17) Accounts representing billings for service or maintenance contracts or for inventory or equipment on rent to the account debtor.

        (18) Deferred revenues.

        (19) Pre-billings.

        (f) REQUESTS FOR ABL LOANS. Requests for ABL Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

        (g) LATE CHARGE. If any installment payment, interest payment, principal payment or principal balance due under the ABL Line of Credit is delinquent twenty (20) or more days, Borrower agrees to pay Bank a late charge in the amount of three percent (3%) of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments, at Bank's sole discretion, shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

        (h) DEFAULT RATE. If an Event of Default occurs hereunder, then during the continuance thereof at Bank's option, the interest rate shall be five percent (5%) per year in excess of the rate otherwise applicable.

        (i) INTEREST CALCULATIONS. The term "Prime Rate" shall mean the rate that the Bank has announced as its prime rate, which shall vary concurrently with any change in the Prime Rate. Interest based on the Prime Rate shall vary concurrently with any change in the Prime Rate. All interest shall be computed at the rate specified in any note on the basis of the actual number of days during which the principal balance of the corresponding Loans are outstanding divided by 360, which shall for interest computation purposes be considered one
(1) year.

1.04 LOAN FEES. In addition to any other amounts due, or to become due, concurrent with the execution hereof, in connection with: (a) the Revolving Line of Credit, Borrower shall pay to Bank a loan fee Zero Dollars ($0.00), (b) the Term Loan Borrower shall pay to Bank a loan fee in the amount of Fifteen Hundred Dollars ($1,500.00).


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1.05 DOCUMENTATION FEE, COSTS AND EXPENSES. In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $250, and all other reasonable costs and expenses incurred by Bank in the preparation of this Agreement, the other Loan Documents and the perfection of any security interest granted to Bank by Borrower.

1.06 COLLATERAL. Borrower shall grant or cause to be granted to Bank a first priority lien on any and all personal property assets of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest or pursuant to the terms of any security agreement, an intellectual property security agreement or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to
Section 5.03 herein.

1.07 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest, fees, costs, and/or expenses due under this Agreement by charging Borrower's demand deposit account number ___________ with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower. Bank agrees to promptly notify Borrower after any such charge, provided that the failure to give such notice shall not affect the validity of such charge.

2. REPRESENTATIONS OF BORROWER

        Borrower represents and warrants that:

2.01 EXISTENCE AND RIGHTS. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of California, Borrower is authorized and in good standing to do business in the state of its incorporation; Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity unless specified in writing to Bank.

2.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, or similar document as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

2.03 NO CONFLICT. The execution, delivery and performance of this Agreement and the other Loan Documents are not in contravention of or in conflict with any material agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.


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2.04 LITIGATION. Except as disclosed in writing to bank by Borrower, there is no litigation or other proceeding pending or, to Borrower's knowledge, threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 FINANCIAL CONDITION. The balance sheet of Borrower as of December 31, 1998, and the related profit and loss statement for the same period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct in all material respects, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
5.03 hereof.

2.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes except such taxes which are being contested in good faith and as to which adequate reserves has been establihed, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

2.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

2.09 REGULATION U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

2.11 YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition,


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operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

3. CONDITIONS PRECEDENT TO LOAN.

        Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01 PROMISSORY NOTE(S). Original, executed promissory note(s).

3.02 SECURITY AGREEMENT. Original, executed security agreement(s) covering the personal property collateral securing the Loan(s).

3.03 FINANCING STATEMENT. Financing statement(s) executed by Borrower.

3.04 INSURANCE. Borrower shall have delivered to Bank evidence of insurance coverage required pursuant to that Agreement to Provide Insurance executed by Borrower, in form, substance, amounts, covering risks and issued by companies reasonably satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

3.05 ORGANIZATIONAL DOCUMENTS. Copies of the charter/articles of incorporation, or similar document as the case may be, of Borrower.

3.06 AUTHORIZATIONS. Certified copies of all action taken by the Borrower to authorize the execution, delivery and performance of the Loan Documents.

3.07 GOOD STANDING. Good standing certificates from the appropriate secretary of state of the state in which Borrower is organized and in each state in which it is required to be qualified to do business.

3.08 ADDITIONAL DOCUMENTS. Such other documents as Bank may reasonably deem necessary.


4. AFFIRMATIVE COVENANTS OF BORROWER

        Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to extend credit to Borrower it will, unless Bank shall otherwise consent in writing:

4.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.


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4.02 USE OF PROCEEDS. Use the proceeds of the Loans only for purposes specified in Section 1 of this Agreement.

4.03 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.04 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

        (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

        (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

4.05 RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

        (a) MONTHLY FINANCIAL STATEMENT. As soon as available, and in any event within Thirty (30) days after the close of each month, a balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

        (b) ANNUAL FINANCIAL STATEMENT. As soon as available, and in any event within One Hundred Twenty (120) days after and as of the close of each fiscal year of Borrower commencing on fiscal year end December 31, 1999, report of audit of Borrower, all in reasonable detail, unqualified audit by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

        (c) OFFICER'S CERTIFICATE. Within Thirty (30) days after the end of each month, a certificate of the corporate officer of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an Event of Default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or,


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if any such event has occurred or any such condition exists, specifying the nature thereof [in the form of exhibit 4.05 (c) attached hereto];

        (d) AUDIT REPORTS. Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim work on the accounts of Borrower made by such accountants;

        (e) ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE AGINGS. Within 20 days from each month-end, deliver to Bank a detailed accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent. All the foregoing will be in a form and with such detail as Bank may reasonably request from time to time.

        (f) BORROWING BASE CERTIFICATE. Deliver to Bank, within 20 days from each month-end, a Borrowing Base Certificate including sales and cash receipts in the form of exhibit 4.05(e)-1 attached hereto, and all other required collateral reporting in the form of exhibits 4.05 (e)-2 and exhibit 4.05-(e)-3 attached hereto;

        (g) OTHER INFORMATION. Such other information relating to the affairs of Borrower as Bank reasonably may request from time to time.

4.06 QUICK RATIO. Maintain on monthly basis a minimum quick ratio of unrestricted cash plus accounts receivable divided by current liabilities minus deferred revenues derived from maintenance contracts of at least 1.25:1.0 through June 30, 1999, and 1.10:1.0 thereafter.

4.07 LOSS/PROFITABILITY. Maintain on a quarterly basis on a pre-tax basis and defined as operating loss/profit less foreign revenue tax : (a) Maximum loss of no more than $400,000 for the March '99 quarter; (b) Maximum loss of no more than $550,000 for the June '99 quarter; (c) Maximum loss of no more than $300,000 for the September '99 quarter; and (d) Maximum loss of no more than $250,000 for the December '99 quarter.


4.08 LIQUIDITY RATIO. Maintain on monthly basis a minimum liquidity ratio of unrestricted cash plus seventy percent (70%) of gross accounts receivable divided by outstanding bank debt of at least 1.50:1.0

4.09 LAWS. At all times comply with, or cause to be complied with, all laws, statues, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business the failure of which to comply with would have a material adverse effect upon Borrower's financial codition, operations, or business as now conducted.

4.10 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.11 YEAR 2000 COMPLIANT. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers,


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suppliers and vendors whose compliance is likely to be material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time reasonably require.

4.12 OPERATING ACCOUNTS. Maintain all primary accounts and banking relationship with the Bank. Maintain, or cause to be maintained, on deposit with Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

4.13 NOTICES. Promptly notify Bank in writing of (i) the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default; (ii) all litigation affecting Borrower where the amount is $50,000 or more; any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority; any change in Borrower's name or principal place of business; or any other matter which has resulted or might result in a material adverse change in Borrower's financial condition or operations.

4.14 AUDITS. Permit representatives of Bank to conduct audits of Borrower's books and records relating to the Accounts, and other Collateral and make extracts therefrom, with results satisfactory to Bank to be required semi-annually, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; notwithstanding any of the provisions contained in
Section 1.03 hereof, Borrower hereby acknowledges and agrees that upon completion of any such audit Bank shall have the right to adjust the Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such collateral audit.

4.15 COVENANTS RELATING TO COLLATERAL. In addition to any covenants in any Loan Document relating to any Collateral the Borrower agrees:

        (a) To execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may reasonably require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

        (b) Until Bank exercises its rights to collect the Accounts proceeds pursuant to Section 4.16(e), Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds.

        (c) That until Bank exercises its rights to collect the Accounts proceeds pursuant to Section 4.16(e), Borrower may continue its present policies with respect to returned merchandise and adjustments.

        (d) To promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto.

        (e) To do all acts necessary to maintain, preserve, and protect the Inventory, keep all Inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof.

        (f) In the event any unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding Loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank for credit to Borrower's Loan Account the amount of such excess.

5. NEGATIVE COVENANTS OF BORROWER

        Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 TYPE OF BUSINESS. Make any substantial change in the character of its business.

5.02 OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than Loans from Bank except
(a) obligations now existing as shown in the financial statement dated December 31, 1998, excluding those obligations being refinanced by Bank, (b) sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due, (c) indebtedness of Borrower arising from the endorsement of instruments for collection in the ordinary course of business,
(d) indebtedness of Borrower for trade accounts payable provided that such accounts arise in the ordinary course of business and no material part of any such account is more than 90 days past due (unless subject to a bona fide dispute and for which adequate reserves have been established), (e) indebtedness of Borrower under purchase money loans and capital leases incurred by Borrower to finance the acquisition of real property, fixtures or equipment provided that such indebtedness is incurred by Borrower not later than 30 days after acquisition of such property and such indebtedness does not exceed the purchase price of the property so financed and (f) other unsecured indebtedness of Borrower provided the aggregate principal amount of all such indebtedness does not exceed $250,000.

5.03 LIENS AND ENCUMBRANCES. Create, incur, permit to exist, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned or hereafter acquired by it, other than (a) liens for taxes not delinquent and liens in Bank's favor and other than liens agreed to in writing by Bank, (b) liens existing on the date of this Agreement reflected in the balance sheet of Borrower as of December 31, 1998 delivered to Bank pursuant to Section 2.05, (c) liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with generally accepted accounting principles, (d) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business, (e) zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower, (f) banker's liens and similar liens (including set-off rights) in respect of bank deposits, (g) liens constituting purchase money security interests and (h) liens incurred in connection with capital expenditures otherwise permitted pursuant to Section 5.02 of this Agreement.

5.04 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5.05 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity except for transactions with 100% stock purchases or transactions having a total purchase price including not more than $250,000 in cash in any single fiscal year; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.


6. EVENTS OF DEFAULT

        The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

6.01 FAILURE TO PAY. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank within, five (5) days of its due date.

6.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement or any Loan Document binding upon Borrower and such failure shall continue for fifteen (15) days after the earlier of (i.) Borrower's written acknowledgement to Bank of such failure or (ii.) Bank's written notice to Borrower of such failure.

6.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made or furnished.

6.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 JUDGMENTS, ATTACHMENTS. Any money judgment in excess of $100,000, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain un-vacated, un-bonded or un-stayed for a period of ten (10) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

6.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be dismissed within thirty (30) days thereafter.

6.07 CESSATION OF BUSINESS. Borrower shall voluntarily suspend its business.

6.08 ADVERSE CHANGE. Any change which, in the opinion of Bank, is materially adverse to the financial condition of Borrower or any Guarantor; or should Bank, for any reason, believe that the prospect of Borrower's payment or performance hereunder or under any other agreement or instrument with Bank be materially impaired.

6.09 OTHER DEFAULTS. Borrower, or any Guarantor of Borrower's obligations to Bank, shall commit or do or fail to commit or do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed or to be executed by it concerning the obligation to pay money and the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $100,000 to become redeemable, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise).

6.10 ADVANCES. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any Event of Default exists notwithstanding any cure period provided for herein.

6.11 DEFAULT REMEDIES. In addition to any other right or remedy Bank may have, upon the occurrence and during the continuation of an Event of Default Bank may at any time, without prior notice to Borrower, collect the Accounts and Inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

7. MISCELLANEOUS PROVISIONS

7.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note(s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

7.03 ATTORNEY'S FEES. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of demand at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

7.06 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the jurisdiction of whose courts the parties hereby agree to submit.

7.07 OFFSET. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

7.10 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11 REFERENCE PROVISION.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12 This Agreement may be modified only by a writing signed by all parties hereto.

7.13 NOTICE PROVSION. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be persoanlly delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:       PDF Solutions, Inc.
                      333 West San Carlos, Suite 1200
                      San Jose, CA 95110
                      Attn:  Mr. Steve Melman
                      FAX:  (408) 280-7915

If to Bank:           Imperial Bank
                      Emerging Growth Industries Group
                      2460 Sand Hill Road, Suite 102
                      Menlo Park, CA 94025
                      Attn:  Mr. Kevin Zeidan
                      FAX:  (650) 233-3020

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.

IMPERIAL BANK                                    PDF SOLUTIONS, INC.
("BANK")                                         ("BORROWER")

By: /s/ KEVIN ZEIDAN                        By:  /s/ JOHN K. KIBARIAN
   --------------------------------            ---------------------------------

Its: Assistant Vice President               Its: President and CEO
    -------------------------------             --------------------------------

                                            By:  /s/ P. STEVEN MELMAN
                                               ---------------------------------

                                            Its: Chief Financial Officer
                                                --------------------------------

                                CREDIT AGREEMENT


This Credit Agreement ("Agreement") is made and entered into on August 12, 1999, by and between PDF Solutions, Inc., a California corporation, ("Borrower") and Imperial Bank, a California banking corporation, ("Bank").

Subject to the terms and conditions of this Agreement, any security agreement(s) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank shall make the loans and or advances (individually a "Loan" and collectively "Loans") referred to below to Borrower.

In consideration of the mutual covenants and conditions hereof, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.01 REVOLVING CREDIT COMMITMENT.

(a) REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that no Event of Default (as hereafter defined) then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for general corporate purposes, in an amount not to exceed $2,500,000 (the "Revolving Line of Credit") until June 30, 2000 (the "Revolving Line of Credit Maturity Date"). Revolving Loans may be repaid and reborrowed, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Line of Credit Maturity Date.

(b) REVOLVING NOTE. The interest rate, principal and interest payments, maturity date and certain other terms of the Revolving Loan will be contained in a promissory note dated the date of this agreement, as such may be amended or replaced from time to time.

1.02 FOREIGN ASSET BASED LINE OF CREDIT COMMITMENT (FOREIGN ABL LINE OF CREDIT)

(a) LINE OF CREDIT - FOREIGN ACCOUNTS RECEIVABLE BORROWING BASE CONSTRAINED. Subject to all the terms and conditions of this Agreement, provided that no Event of Default then has occurred and is continuing, Bank shall upon Borrower's request, make advances ("Foreign ABL Loans") to Borrower, from time to time and in such amounts as Borrower shall request up to an aggregate principal amount outstanding not to exceed:

(1) ninety percent (90%) of Eligible Foreign Accounts, not to exceed $2,500,000 as such Foreign Eligible Accounts may be adjusted from time to time as provided for under 4.15 hereof (the "Foreign Borrowing Base") and in no event more than $2,500,000 (the "Foreign ABL Line of Credit").

If at any time or for any reason, the outstanding principal amount of the Foreign ABL Loan Account (as defined below) is greater than the lessor of: (x) the Foreign Borrowing Base or (y) the Foreign ABL Line of Credit, Borrower shall, upon Bank's request, immediately pay to Bank, in cash, the amount of such excess. Any commitment of Bank, pursuant to the terms of this Agreement, to make

Foreign ABL Loans shall expire on the Foreign ABL Maturity Date (as hereinafter defined), subject to Bank's right to renew said commitment in its sole and absolute discretion at Borrower's request. Any such renewal of said commitment shall not be binding upon Bank unless it is in writing and signed by an officer of Bank. Provided that no Event of Default (as hereinafter defined) has occurred and is continuing, all or any portion of the Foreign ABL Loans advanced by Bank which are repaid by Borrower shall be available for reborrowing in accordance with the terms hereof. Borrower promises to pay to Bank the entire outstanding unpaid principal balance (and all accrued unpaid interest thereon) of the Foreign ABL Loan Account on the earlier of demand by Bank or June 30, 2000 ("Foreign ABL Maturity Date").

(b) LIMITATION ON ADVANCE OF ANY FOREIGN ABL LOANS. Notwithstanding any of the provisions contained in Section 1.02 (a) hereof, prior to initial Foreign ABL Loan, a representative of Bank shall have conducted an audit of Borrower's books and records relating to the Foreign Accounts and and any other Collateral for the Foreign ABL Loans and made extracts therefrom, and arranged for verification of the Foreign Accounts, directly with the account debtors or otherwise, all with results satisfactory to Bank, the reasonable cost of such audit of which shall be at Borrower's sole expense. Based on Bank's review of such audit, and prior to the advance of a Foreign ABL Loan in accordance with the terms of this Agreement hereof, Bank may adjust the Foreign Borrowing Base percentage, in its sole and reasonable discretion, as provided for under Section 4.15 hereof.

(c) LOAN LEDGER ACCOUNT. The amount of each ABL Loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank for the ABL Line of Credit (herein called the "ABL Loan Account") and Bank shall credit the ABL Loan Account with all loan repayments in respect thereof made by Borrower. ABL Loans may only be used for general corporate purposes.

(d) ABL LOANS INTEREST. Borrower further promises to pay to Bank from the date of the advance of the initial ABL Loan through the Foreign ABL Maturity Date, on or before the thirtieth (30) day of each month, interest on the unpaid balance of the ABL Loan Account at a rate of interest equal to Three quarters of one percent (3/4%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in the Prime Rate,. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the ABL Loans are outstanding divided by 360, which shall for interest computation purposes be considered one (1) year.

(e) CERTAIN DEFINITIONS. As used herein the following terms shall have the following meanings:

        "Accounts" means any right to payment for goods sold or leased, or rented, or to be sold or to be leased, or to be rented, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

        "Collateral" means any and all property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

        "Country Limitation Schedule" means the most recent schedule published by Eximbank and provided to the Borrower by Bank which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

        "Eligible Foreign Accounts" Eligible Foreign Accounts shall only include such Accounts as Bank in its sole discretion shall determine are eligible from time to time. Eligible Foreign Accounts to include Toshiba Corporation (Tokyo, Japan), Sony Corporation (Tokyo, Japan), Vanguard International Semiconductor Group ( subsidiary of Taiwan Semiconductor Manufacturing Corporation), ATI Technologies, Inc. (Ontario, Canada), and Fujitsu Limited (Kawasaki, Japan).

        "Eligible Foreign Accounts" shall also NOT include any of the following:

        (1) All Accounts under which payment is not received within 90 days from any invoice date or 60 days from any due date;

        (2) All Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account;

        (3) Any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower.

        (4) All Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

        (5) Salesmen's accounts for promotional purposes.

        (6) Accounts with respect to international transactions unless insured by an insurance company acceptable to the Bank or covered by letters of credit issued or confirmed by a bank acceptable to the Bank.

        (7) Credit balances greater than 90 days from invoice date or 60 days from due date.

        (8) Accounts with terms of greater than 180 days.

        (9) U.S. Government receivables, receivables from military buyers or generated by defense articles or services, unless formally assigned to the Bank.

        (10) Accounts where the account debtor is a seller to Borrower, whereby a potential offset exists.

        (11) Consignment or guaranteed sales.

        (12) Equipment and rental offsets; collection accounts (aged up to 90 days from invoice date or up to 60 days from due date).

        (13) Accounts determined to be ineligible pursuant to the Export- Import Bank of the United States ("Eximbank, or the Eximbank Working Capital Program "Instructions" or any other Eximbank guidelines or restrictions.

        (14) Receivables from foreign Accounts in countries in which Eximbank is legally prohibited from doing busienss as set forth in the current Country Limitation Schedule.

        (15) Receivables from foreign Accounts in countries where Eximbank coverage is not available for economic reasons, as designated in the Country Limitation Schedule in effect at the time of the related export sale, unless the export sale is supported by an irrevocable letter of credit, confirmed by a bank acceptable to Eximbank.

        (16) Accounts denominated in non-U.S. currency, unless pre-approved in writing by Eximbank.

        (17) All Accounts that Bank or Eximbank, it its reasonable judgement, deem uncollectible or unacceptable for whatever reason.

(f) REQUESTS FOR FOREIGN ABL LOANS. Requests for Foreign ABL Loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

(g) LATE CHARGE. If any installment payment, interest payment, principal payment or principal balance due under the ABL Line of Credit is delinquent twenty (20) or more days, Borrower agrees to pay Bank a late charge in the amount of three percent (3%) of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments, at Bank's sole discretion, shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

(h) DEFAULT RATE. If an Event of Default occurs hereunder, then during the continuance thereof at Bank's option, the interest rate shall be five percent (5%) per year in excess of the rate otherwise applicable.

(i) INTEREST CALCULATIONS. The term "Prime Rate" shall mean the rate that the Bank has announced as its prime rate, which shall vary concurrently with any change in the Prime Rate. Interest based on the Prime Rate shall vary concurrently with any change in the Prime Rate. All interest shall be computed at the rate specified in any note on the basis of the actual number of days during which the principal balance of the corresponding Loans are outstanding divided by 360, which shall for interest computation purposes be considered one
(1) year.

1.03 LOAN FEES. In addition to any other amounts due, or to become due, concurrent with the execution hereof, in connection with: (a) the Revolving Line of Credit, Borrower shall pay to Bank a loan fee of Twenty Four Thousand Seven Hundred Fifty Dollars ($24,750.00).

1.04 DOCUMENTATION FEE, COSTS AND EXPENSES. In addition to any other amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $250, and all other reasonable costs and expenses incurred by Bank in the preparation of this Agreement, the other Loan Documents and the perfection of any security interest granted to Bank by Borrower.

1.05 COLLATERAL. Borrower shall grant or cause to be granted to Bank a first priority lien on any and all personal property assets of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest or pursuant to the terms of any security agreement, an intellectual property security agreement or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to
Section 5.03 herein.

1.06 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest, fees, costs, and/or expenses due under this Agreement by charging Borrower's demand deposit account number ___________ with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower. Bank agrees to prompltly notify Borrower after any such charge, provided that the failure to give such notice shall not affect the validity of such charge.

2. REPRESENTATIONS OF BORROWER

Borrower represents and warrants that:

2.01 EXISTENCE AND RIGHTS. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of California, Borrower is authorized and in good standing to do business in the state of its incorporation; Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity unless specified in writing to Bank.

2.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, or similar document as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

2.03 NO CONFLICT. The execution, delivery and performance of this Agreement and the other Loan Documents are not in contravention of or in conflict with any material agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

2.04 LITIGATION. Except as disclosed in writing to bank by Borrower, there is no litigation or other proceeding pending or, to Borrower's knowledge, threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 FINANCIAL CONDITION. The balance sheet of Borrower as of December 31, 1998, and the related profit and loss statement for the same period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct in all material respects, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
5.03 hereof.

2.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes except such taxes which are being contested in good faith and as to which adequate reserves has been establihed, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

2.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

2.09 REGULATION U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

2.11 YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

3. CONDITIONS PRECEDENT TO LOAN.

        Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01 PROMISSORY NOTE(s). Original, executed promissory note(s).

3.02 SECURITY AGREEMENT. Original, executed security agreement(s) covering the personal property collateral securing the Loan(s) .

3.03 FINANCING STATEMENT. Financing statement(s) executed by Borrower.

3.04 INSURANCE. Borrower shall have delivered to Bank evidence of insurance coverage required pursuant to that Agreement to Provide Insurance executed by Borrower, in form, substance, amounts, covering risks and issued by companies reasonably satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

3.05 ORGANIZATIONAL DOCUMENTS. Copies of the charter/articles of incorporation, or similar document as the case may be, of Borrower.

3.06 AUTHORIZATIONS. Certified copies of all action taken by the Borrower to authorize the execution, delivery and performance of the Loan Documents.

3.07 GOOD STANDING. Good standing certificates from the appropriate secretary of state of the state in which Borrower is organized and in each state in which it is required to be qualified to do business.

3.08 ADDITIONAL DOCUMENTS. Such other documents as Bank may reasonably deem necessary.


4. AFFIRMATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to extend credit to Borrower it will, unless Bank shall otherwise consent in writing:

4.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

4.02 USE OF PROCEEDS. Use the proceeds of the Loans only for purposes specified in Section1 of this Agreement.

4.03 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.04 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

(b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

4.05 RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

(a) MONTHLY FINANCIAL STATEMENT. As soon as available, and in any event within Thirty (30) days after the close of each month, a balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(b) ANNUAL FINANCIAL STATEMENT. As soon as available, and in any event within One Hundred Twenty (120) days after and as of the close of each fiscal year of Borrower commencing on fiscal year end December 31, 1999, report of audit of Borrower, all in reasonable detail, unqualified audit by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

(c) OFFICER'S CERTIFICATE. Within Thirty (30) days after the end of each month , a certificate of the corporate officer of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an Event of Default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof [in the form of exhibit 4.05 (c) attached hereto];

(d) AUDIT REPORTS. Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim work on the accounts of Borrower made by such accountants;

(e) ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE AGINGS; Within 20 days from each month-end, deliver to Bank a detailed accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent and. All the foregoing will be in a form and with such detail as Bank may reasonably request from time to time.

(f) BORROWING BASE CERTIFICATE AND OTHER COLLATERAL REPORTING REQUIREMENTS. Deliver to Bank, within 20 days from each month-end, a Borrowing Base Certificate including sales and cash receipts in the form of exhibit 4.05(f)-1 attached hereto, and all other required collateral reporting in the form of exhibits 4.05 (f)-2 and exhibit 4.05-(f)-3 attached hereto;

(g) OTHER INFORMATION. Such other information relating to the affairs of Borrower as Bank reasonably may request from time to time.

4.06 QUICK RATIO. Maintain on monthly basis a minimum quick ratio of unrestricted cash plus accounts receivable divided by current liabilities minus deferred revenues derived from maintenance contracts of at least 1.25:1.0 through June 30, 1999, and 1.10:1.0 thereafter.

4.07 LOSS/PROFITABILITY. Maintain on a quarterly basis on a pre-tax basis and defined as operating loss/profit less foreign revenue tax : (a) Maximum loss of no more than $400,000 for the March '99 quarter; (b) Maximum loss of no more than $550,000 for the June '99 quarter; (c) Maximum loss of no more than $300,000 for the September '99 quarter; and (d) Maximum loss of no more than $250,000 for the December '99 quarter.

4.08 LIQUIDITY RATIO. Maintain on monthly basis a minimum liquidity ratio of unresticted cash plus seventy percent (70%) of gross accounts receivable divided by outstanding bank debt of at least 1.50:1.0.

4.09 LAWS. At all times comply with, or cause to be complied with, all laws, statues, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business the failure of which to comply with would have a material adverse effect upon Borrower's financial codition, operations, or business as now conducted.

4.10 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.11 YEAR 2000 COMPLIANT. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors whose compliance is likely to be material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time reasonably require.

4.12 OPERATING ACCOUNTS. Maintain all primary accounts and banking relationship with the Bank. Maintain, or cause to be maintained, on deposit with Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

4.13 NOTICES. Promptly notify Bank in writing of (i) the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default; (ii) all litigation affecting Borrower where the amount is $50,000or more; any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority; any change in Borrower's name or principal place of business; or any other matter which has resulted or might result in a material adverse change in Borrower's financial condition or operations.

4.14 AUDITS. Permit representatives of Bank to conduct audits of Borrower's books and records relating to the Accounts, and other Collateral and make extracts therefrom, with results satisfactory to Bank to be required semi-annually, provided that Bank shall use its best efforts to not interfere with the conduct of Borrower's business, and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Bank and at Borrower's sole expense; Notwithstanding any of the provisions contained in
Section 1.02 hereof, Borrower hereby acknowledges and agrees that upon completion of any such audit Bank shall have the right to adjust the Borrowing Base percentage, in its sole and reasonable discretion, based on its review of the results of such collateral audit.

4.15 COVENANTS RELATING TO COLLATERAL. In addition to any covenants in any Loan Document relating to any Collateral the Borrower agrees:

(a) To execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may reasonably require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

(b) Until Bank exercises its rights to collect the Accounts proceeds pursuant to
Section 4.16 (e), Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds

(c) That until Bank exercises its rights to collect the Accounts proceeds pursuant to Section 4.16 (e), Borrower may continue its present policies with respect to returned merchandise and adjustments.

(d) To promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto

(e) To do all acts necessary to maintain, preserve, and protect the Inventory, keep all Inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof.

(f) In the event any unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding Loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank for credit to Borrower's Loan Account the amount of such excess.

4.16 EXIMBANK AGREEMENT. Comply with all terms of the Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement executed by Borrower and acknowledged by Bank ("Eximbank Agreement").

5. NEGATIVE COVENANTS OF BORROWER

Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 TYPE OF BUSINESS. Make any substantial change in the character of its business;

5.02 OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than Loans from Bank except
(a) obligations now existing as shown in the financial statement dated December 31, 1998, excluding those obligations being refinanced by Bank, (b) sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due or to become due, (c) indebtedness of Borrower arising from the endorsement of instruments for collection in the ordinary course of business,
(d) indebtedness of Borrower for trade accounts payable provided that such accounts arise in the ordinary course of business and no material part of any such account is more than 90 days past due (unless subject to a bona fide dispute and for which adequate reserves have been established), (e) indebtedness of Borrower under purchase money loans and capital leases incurred by Borrower to finance the acquisition of real property, fixtures or equipment provided that such indebtedness is incurred by Borrower not later than 30 days after acquisition of such property and such indebtedness does not exceed the purchase price of the property so financed and (f) other unsecured indebtedness of Borrower provided the aggregate principal amount of all such indebtedness does not exceed $250,000.

5.03 LIENS AND ENCUMBRANCES. Create, incur, permit to exist, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned or hereafter acquired by it, other than (a) liens for taxes not delinquent and liens in Bank's favor and other than liens agreed to in writing by Bank, (b) liens existing on the date of this Agreement reflected in the balance sheet of Borrower as of December 31, 1998 delivered to Bank pursuant to Section 2.05, (c) liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with generally accepted accounting principles, (d) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business, (e) zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower, (f) banker's liens and similar liens (including set-off rights) in respect of bank deposits, (g) liens constituting purchase money security interests and (h) liens incurred in connection with capital expenditures otherwise permitted pursuant to Section 5.02 of this Agreement.

5.04 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5.05 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity except for transactions with 100% stock purchases or transactions having a total purchase price including not more than $250,000 in cash in any single fiscal year; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

6. EVENTS OF DEFAULT

The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

6.01 FAILURE TO PAY. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank within, five (5) days of its due date.

6.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement or any Loan Document binding upon Borrower Borrower and such failure shall continue for fifteen (15) days after the earlier of (i.) Borrower's written acknoledgement to Bank of such failure or (ii.) Bank's written notice to Borrwer of such failure.

6.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made or furnished.

6.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 JUDGMENTS, ATTACHMENTS. Any money judgment in excess of $ 100,000, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain un-vacated, un-bonded or un-stayed for a period of ten (10) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

6.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be dismissed within thirty (30) days thereafter.

6.07 CESSATION OF BUSINESS. Borrower shall voluntarily suspend its business.

6.08 ADVERSE CHANGE. Any change which, in the opinion of Bank, is materially adverse to the financial condition of Borrower or any Guarantor; or should Bank, for any reason, believe that the prospect of Borrower's payment or performance hereunder or under any other agreement or instrument with Bank be materially impaired.

6.09 OTHER DEFAULTS. Borrower, or any Guarantor of Borrower's obligations to Bank, shall commit or do or fail to commit or do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed or to be executed by it concerning the obligation to pay money and the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $100,000 to become redeemable, due or otherwise payable (whether at scheduled maturity, by required prepayment, upon acceleration or otherwise).

6.10 ADVANCES. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any event of default exists notwithstanding any cure period provided for herein.

6.11 DEFAULT REMEDIES. In addition to any other right or remedy Bank may have, upon the occurrence of an Event of Default Bank may at any time, without prior notice to Borrower, collect the Accounts and Inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

7. MISCELLANEOUS PROVISIONS

7.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note(s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedesany prior agreements, written or oral, with respect thereto.

7.03 ATTORNEY'S FEES. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of demand at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

7.06 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the jurisdiction of whose courts the parties hereby agree to submit.

7.07 OFFSET. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

7.10 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11 REFERENCE PROVISION.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12 This Agreement may be modified only by a writing signed by all parties hereto.

7.13 NOTICE PROVSION. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be persoanlly delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:       PDF Solutions, Inc.
                      333 West San Carlos, Suite 1200
                      San Jose, CA 95110
                      Attn:  Mr. Steve Melman
                      FAX:  (408) 280-7915

If to Bank:           Imperial Bank
                      Emerging Growth Industries Group
                      2460 Sand Hill Road, Suite 102
                      Menlo Park, CA 94025
                      Attn:  Mr. Kevin Zeidan
                      FAX:  (650) 233-3020

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.

IMPERIAL BANK                               PDF SOLUTIONS, INC
("BANK")                                    ("BORROWER")


By: /s/ KEVIN ZEIDAN                        By: /s/ JOHN K. KIBARIAN
   --------------------------------            ---------------------------------

Its: Assistant Vice President               Its: President & CEO


                                            By: /s/ P. STEVEN MELMAN
                                               ---------------------------------


                                            Its: Chief Financial Officer

[IMPERIAL BANK LETTERHEAD]





Date: July 10, 2000



John K. Kibarian, President
P. Steven Melman, Chief Financial Officer
PDF SOLUTIONS, INC.
333 West San Carlos, Ste. 700
San Jose, CA 95110

Re:  LOAN EXTENSION
     Borrower Name: PDF SOLUTIONS, INC.
     Loan Number/Note Number: 00720000268 $2,500,000 and $500,000 Credit Lines

Dear Borrower:

Imperial Bank has approved an extension of the above-referenced credit facility to August 31, 2000 from its current maturity as evidenced by that certain note/agreement dated July 6, 1999 as may be or have been modified from time to time.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,

/s/ KEVIN ZEIDAN
----------------------
Kevin Zeidan
Assistant Vice President


Acknowledged and accepted on 6/12/00.
                            --------

PDF SOLUTIONS, INC.

By: /s/ P. STEVEN MELMAN       CFO           By:
    --------------------------------            --------------------------------
                              Title

By: /s/ THOMAS F. COBOURN       VP           By:
    --------------------------------            --------------------------------
                              Title